UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2007 (November 13, 2007)

Material Technologies, Inc. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation	33-23617 (Commission File Number)	95-4622822 (IRS Employer Identification No.)

11661 San Vicente Boulevard, Suite 707 Los Angeles, California (Address of principal executive offices)	90049 (Zip Code)

(310) 208-5589 Registrant's telephone number, including area code

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Registrant hereby amends its Current Report on Form 8-K, dated and filed with the Securities and Exchange Commission on November 13, 2007, to amend Item 4 to include the letter provided by Weinberg & Company, P.A. (“Weinberg”) as Exhibit 16.1.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits

Exhibit No.	Exhibit Description

16.1	Letter dated November 13, 2007 from Weinberg regarding the statements made by the Registrant in its Current Report on Form 8-K dated November 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 20, 2007                                                        MATERIAL TECHNOLOGIES, INC.,
                                                                                                  a Delaware corporation

                                                                                                  /s/ Robert M. Bernstein
                                                                                                  By:  Robert M. Bernstein
                                                                                                  Its:  Chief Executive Officer